                                                                   EXHIBIT 99(e)


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 11-K

                   ANNUAL REPORT PURSUANT TO SECTION 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998



                          COMMISSION FILE NUMBER 1-2275



                     RETIREMENT SAVINGS AND INVESTMENT PLAN
                             FOR UNION EMPLOYEES OF
                  JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
                                 375 Park Avenue
                            New York, New York 10152
              (Full title of the plan and the address of the plan)



                            THE SEAGRAM COMPANY LTD.
                                1430 Peel Street
                        Montreal, Quebec, Canada, H3A 1S9
           (Name of issuer of the securities held pursuant to the plan and the address of its principal executive office)

                              REQUIRED INFORMATION


1.       Not Applicable.

2.       Not Applicable.

3.       Not Applicable.

4 The Retirement Savings and Investment Plan for Union Employees of Joseph E. Seagram & Sons, Inc. and Affiliates (the "Union Plan") is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Attached hereto are the financial statements of the Union Plan for the fiscal year ended December 31, 1998 prepared in accordance with the financial reporting requirements of ERISA.


                                    EXHIBITS


1. Financial statements of the Union Plan for the fiscal year ended December 31, 1998 prepared in accordance with the financial reporting requirements of ERISA.

2.       Consent of Gutierrez & Co., independent accountants.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on their behalf by the undersigned hereunto duly authorized.


                                 RETIREMENT SAVINGS AND INVESTMENT PLAN FOR
                                 UNION EMPLOYEES OF JOSEPH E. SEAGRAM & SONS,
                                 INC. AND AFFILIATES

                                    By /s/ John Borgia
                                      -------------------------------------
                                       John Borgia
                                       Member of Benefits Committee


     Date:  July 13, 1999

                     RETIREMENT SAVINGS AND INVESTMENT PLAN
                             FOR UNION EMPLOYEES OF
                         JOSEPH E. SEAGRAM & SONS, INC.
                                 AND AFFILIATES

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 and 1997

          RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                  JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES

                          INDEX TO FINANCIAL STATEMENTS

                                                                                         Page
                                                                                         ----
Financial Statements

      Independent Auditors' Report                                                        1

      Statement of Net Assets Available for Benefits                                      2

      Statement of Changes in Net Assets
              Available for Benefits                                                      4

      Notes to Financial Statements                                                       6

Supplemental Financial Statements and Information

      Schedule of Assets Held For Investment (Original cost and current value)
             (See Dreyfus Retirement Services attachment)

      Schedule of Reportable Transactions
             (See Dreyfus Retirement Services attachment)

                          INDEPENDENT AUDITORS' REPORT

To the Benefits Committee of the Retirement
Savings and Investment Plan for Union
Employees of Joseph E. Seagram & Sons, Inc.
and Affiliates

      We have audited the accompanying statements of net assets available for benefits of the Retirement Savings and Investment Plan for Union Employees of Joseph E. Seagram & Sons, Inc. and Affiliates (the "Plan") as of December 31, 1998 and 1997, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan at December 31, 1998 and 1997, and the changes in net assets available for benefits for the years then ended in conformity with generally accepted accounting principles.

      Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of (1) assets held for investment purposes and (2) reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These supplemental schedules are the responsibility of the Plan's management. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Gutierrez & Co.
Flushing, New York
July 9, 1999

          RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                  JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS



                                                                                                             December 31,
                                                                                                -----------------------------------
                                                                                                       1998               1997
                                                                                                ----------------   ----------------
INVESTMENTS ( Note 3 )
     Money Market Fund:
       Dreyfus Cash Mangement Plus Fund (cost of $79,797
         and $41,288)                                                                            $        79,797        $  41,288
       Cash                                                                                                  759         (     49)
     Stable Income Fund:
       Dreyfus-Certus Stable Value Fund Series I (cost of $66,477
         and $25,988)                                                                                     66,477           25,998
       Cash                                                                                                  934              586
    Bond Fund:
       Dreyfus A Bond Plus Fund (cost of $91,026 and $34,600)                                             87,771           35,110
       Cash                                                                                                1,054              860
    S&P 500 Index Fund:
       Dreyfus Institutional S&P 500 Stock Index Fund
           (cost of $594,304 and $103,217)                                                               716,020          248,446
       Cash                                                                                                4,910            5,076
    Disciplined Stock Fund:
       Dreyfus Disciplined Stock Fund (cost of $319,634 and $147,986)                                    360,402          147,257
       Cash                                                                                                3,211            2,654
    Growth Equity Fund:
       Warburg Pincus Emerging Growth Fund (cost of $241,756
         and $114,000)                                                                                   261,494          114,399
       Cash                                                                                                2,679            2,294
     Seagram Stock Fund:
       The Seagram Company Ltd. Common Shares
          (cost of $152,269 and $81,346)                                                                 173,319           57,193
       TBC Inc. Pooled Employees Fund (cost of $1,666 and $4,417)                                          1,666            4,155
       Cash                                                                                                1,757            1,462
    Loans to Participants                                                                                 12,155            1,889
                                                                                                ----------------   ----------------
          Total Investments                                                                      $     1,774,405        $ 688,618
                                                                                                ----------------   ----------------


    The accompanying notes are an integral part of the financial statements.

          RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                  JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS


                                   (Continued)

                                                                                           December 31,
                                                                               ---------------------------------
                                                                                    1998               1997
                                                                               --------------    ---------------
RECEIVABLES
    Dividends and Interest                                                     $           18    $           12
    Proceeds from Unsettled Sales                                                                            49
                                                                               --------------    ---------------
       Total Receivables                                                                   18                61
                                                                               --------------    ---------------

TOTAL ASSETS                                                                        1,774,423           688,679
                                                                               --------------    ---------------
LIABILITIES

    Cost of Unsettled Purchases                                                        15,283            15,602
                                                                               --------------    ---------------
       Total Liabilities                                                               15,283            15,602
                                                                               --------------    ---------------

NET ASSETS AVAILABLE FOR BENEFITS                                              $    1,759,140     $     673,077
                                                                               ==============    ===============



    The accompanying notes are an integral part of the financial statements.

         RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                 JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS



                                                                                    Year Ended December 31,
                                                                               -------------------------------
                                                                                     1998           1997
                                                                               --------------   --------------
CONTRIBUTIONS
    Participating Employees                                                    $     866,788    $      631,470
                                                                               --------------   --------------

INVESTMENT ACTIVITIES
    Investment Income
       Money Market Fund                                                               3,399               784
       Stable Income Fund                                                              2,816               605
       Bond Fund                                                                       3,540               784
       S&P 500 Index Fund                                                              9,179             2,040
       Disciplined Stock Fund                                                          1,725               409
       Interest on Loans to Participants                                                 178                10
       Seagram Stock Fund                                                              1,829               480
                                                                               --------------   --------------
          Total Investment Income                                                     22,666             5,112
                                                                               --------------   --------------

    Realized Net Gain on Sale of Investments
       Money Market Fund                                                                  18
       Bond Fund                                                                       1,211               476
       Stable Income Fund                                                      (         550)              509
       S & P 500 Index Fund                                                            5,587             3,411
       Disciplined Stock Fund                                                         16,170            13,662
       Growth Equity Fund                                                      (         599)            6,477
       Seagram Stock Fund                                                      (         448)   (          34)
                                                                               --------------   --------------
          Total Realized Net Gain on Sale of
          Investments                                                                 21,389            24,501
                                                                               --------------   --------------
    Unrealized Appreciation (Depreciation) on
     Investments
       Bond Fund                                                               (       3,765)              510
       S&P 500 Index Fund                                                            104,714            17,002
       Growth Equity Fund                                                             16,735             3,003
       Disciplined Stock Fund                                                         41,496    (         729)
       Seagram Stock Fund                                                             21,859    (       7,167)
                                                                               --------------   --------------



   The accompanying notes are an integral part of the financial statements.

         RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                 JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS


       Total Unrealized Appreciation
           on Investments                                                             181,039           12,619
                                                                                 ------------   --------------




                                  (Continued)

                                                                                    Year Ended December 31,
                                                                               --------------------------------
                                                                                    1998              1997
                                                                               --------------   ---------------
    Increase in Plan Equity from Investment
       Activities                                                              $      225,094   $        42,232
                                                                               --------------   ---------------

PARTICIPANT WITHDRAWALS                                                       (         5,819)   (          625)
                                                                              ---------------     -------------

INCREASE IN PLAN EQUITY                                                             1,086,063           673,077

PLAN EQUITY AT BEGINNING OF YEAR                                                      673,077           -
                                                                               --------------      -----------
PLAN EQUITY AT END OF YEAR                                                      $   1,759,140   $      673,077
                                                                                =============   ==============




   The accompanying notes are an integral part of the financial statements.

         RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                 JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
                         NOTES TO FINANCIAL STATEMENTS


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The accounting policies followed in the preparation of the financial statements of the Retirement Savings and Investment Plan for Union Employees of Joseph E. Seagram & Sons, Inc. and Affiliates (the "Plan") conform with generally accepted accounting principles. The more significant accounting policies are:

      Basis of Accounting

      The accompanying financial statements of the Plan are maintained on the accrual basis of accounting.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

      Investment Valuation

      Investment securities are recorded and valued as follows:

      United States government obligations at fair value based on the current market yields; temporary investments in short-term investment funds at cost which in the normal course approximates market value; securities representing units of other funds at net asset value; The Seagram Company Ltd. common shares at the closing price reported on the composite tape of the New York Stock Exchange on the valuation date.

      Security Transactions

      Security transactions are accounted for on a trade date basis with the average cost basis used for determining the cost of investments sold. Interest income is recorded on an accrual basis. Income on securities purchased under agreements to resell is accounted for at the repurchase rate. Changes in discount on coupons detached from United States Treasury Bonds are reflected as unrealized appreciation.

         RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                 JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
                         NOTES TO FINANCIAL STATEMENTS

2.    DESCRIPTION OF THE PLAN

      The Plan is a defined contribution plan established as of January 1, 1997 by Joseph E. Seagram & Sons, Inc. (the "Company") and is subject to the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2.    DESCRIPTION OF THE PLAN (Continued)

      The Plan covers eligible employees of the Company who are covered by various collective bargaining agreements between the Company and the employee representatives, as specified by the Plan.

      The Plan provides benefits to participants based upon amounts voluntarily contributed to a participant's account by the participant (see Note 4). Under the Plan, a participant is not provided with any fixed benefit. The ultimate benefit to be received by the participant depends on the amounts contributed, the investment results and other adjustments, and the participant's vested interest at termination of employment (see Note 5).

      With respect to each participant, contributions are allocated among three accounts: pre-tax account, after-tax account and rollover account (the "Accounts"). Such contributions are invested as designated by the participants in one or more of the investment funds referred to in Note 3, and are accumulated and invested in a Trust Fund held by the Dreyfus Trust Company, as Trustee. The Plan is administered by the Company through an Administrative Committee appointed by the Board of Directors of the Company.

3.    INVESTMENT PROGRAM

      During the years ended December 31, 1998 and 1997, the Plan was comprised of seven investment funds: (i) the Money Market Fund investing in the Dreyfus Cash Management Plus Fund managed by Dreyfus Corporation; (ii) the Stable Income Fund investing in the Dreyfus-Certus Stable Value Fund managed by Dreyfus Trust Company; (iii) the Bond Fund investing in Dreyfus A Bond Plus Fund managed by Dreyfus Corporation; (iv) the S&P 500 Index Fund investing in Dreyfus Institutional S & P 500 Stock Index Fund managed by Dreyfus Corporation; (v) the Disciplined Stock Fund investing in Dreyfus Disciplined Stock Fund managed by Dreyfus Corporation; (vi) the Growth Equity Fund investing in Warburg Pincus Emerging Growth Fund managed by Warburg

         RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                 JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
                         NOTES TO FINANCIAL STATEMENTS

      Pincus Counsellors, Inc.; and (vii) the Seagram Stock Fund investing primarily in The Seagram Company Ltd. common shares. The investments are administered by the Benefits Committee appointed by the Board of Directors of the Company.

4.    CONTRIBUTIONS

      Eligible employees, as defined, may elect to contribute to their pre-tax accounts on a pre-tax basis ("Pre-Tax Contributions) and/or to their after-tax accounts on an after-tax basis ("After-Tax Contributions") through payroll deductions of 1% to 17% (in the aggregate) of their annual pay, as defined in the Plan, in multiples of 1%, in any combination, provided, the aggregate percentage of the contributions does not exceed 17% of their annual pay. Pre-tax Contributions and After-Tax

4.    CONTRIBUTIONS (Continued)

      Contributions are subject to limitations imposed by federal laws for qualified retirement plans.

      The Plan does not provide for matching contributions by the Company. The Plan will accept into participants' rollover accounts cash received by participants from a qualified plan within the time prescribed by applicable law ("Rollover Contributions").

5.    VESTING

      A participant in the Plan always has a fully vested interest in the value of his or her Accounts.

6.    DISTRIBUTIONS

      Upon termination of employment, after retirement or for reason of total and permanent disability or death, the participant or his or her beneficiary shall receive the entire value of his or her Accounts.

      Prior to termination of employment, the participant may withdraw amounts from the participant's Accounts in accordance with the provisions of the Plan.

7.    LOANS TO PARTICIPANTS

      A participant may apply for loans up to the lesser of $50,000 or 50% of the value of the participant's

         RETIREMENT SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF
                 JOSEPH E. SEAGRAM & SONS, INC. AND AFFILIATES
                         NOTES TO FINANCIAL STATEMENTS

      Accounts. The minimum loan amount is $1,000. The maximum repayment terms are 5 years for general purpose loans and 25 years for principal residence loans. The amounts borrowed are transferred from the investment funds in which the participant's Accounts are currently invested. On a weekly basis, repayments and interest thereon are credited to the participant's current investment funds through payroll deduction. The interest rate for loans is based on the prime rate on the first business day of the month in which the loan is made plus one percentage point.

8.    TAX STATUS OF PLAN

      The Internal Revenue Service has ruled by a letter dated May 20, 1998 that the Plan is qualified under Section 401(a) of the Internal Revenue Code. So long as the Plan continues to be so qualified, it is not subject to federal income taxes.

      Participants are not currently subject to income tax on the income earned by the Plan. Benefits distributed to participants or to their beneficiaries maybe taxable to them. The tax treatment of the value of such benefits depends on the event giving rise to the distribution and the method of distribution selected.

9.    RELATED PARTY TRANSACTIONS

      Certain of the expenses of the Plan are paid by the Company, and personnel and facilities of the Company are used by the Plan at no charge.

10.   TERMINATION OF THE PLAN

      The Board of Directors of the Company may terminate the Plan at any time. In the case of termination, the rights of participants to their accounts shall be vested as of the date of termination.

                5500 SCHEDULE OF INVESTMENTS AT END OF PLAN YEAR
                                 SUMMARY REPORT
                                31 DECEMBER 1998




                                                                   MARKET         UNREALIZED
DESCRIPTION                                     COST               VALUE          GAIN/LOSS
-----------                                 ------------       ------------       ------------
GENERAL INVESTMENTS
INTEREST-BEARING CASH                          79,797.08          79,797.08               0.00
CORPORATE STOCK - COMMON                      152,269.41         173,318.00          21,048.59
LOANS TO PARTICIPANTS - OTHER                  12,155.12          12,155.12               0.00
                                            ------------       ------------       ------------
TOTAL GENERAL INVESTMENTS                     244,221.61         265,270.20          21,048.59

CERTAIN INVESTMENT ARRANGEMENTS
COMMON/COLLECTIVE TRUST                        68,143.42          68,143.42               0.00
REGISTERED INVESTMENT COMPANIES             1,246,720.92       1,425,686.98         178,966.06
                                            ------------       ------------       ------------
TOTAL CERTAIN INVESTMENT ARRANGEMENTS       1,314,864.34       1,493,830.40         178,966.06

GRAND TOTALS                                1,559,085.95       1,759,100.60         200,014.65

                5500 SCHEDULE OF INVESTMENTS AT END OF PLAN YEAR
                                31 DECEMBER 1998




SHARES/                                                                                 MARKET         UNREALIZED
PAR VALUE       SECURITY DESCRIPTION                        COST          PRICE          VALUE          GAIN/LOSS
-----------------------------------------------          -----------    ---------      ----------      -------------
                   INTEREST-BEARING CASH

79,797.0850     DREYFUS CASH MGMT PLUS INSTL SH            79,797.08        1.0000      79,797.08               0.00

TOTAL INTEREST-BEARING CASH                                79,797.08                    79,797.08               0.00

                 CORPORATE STOCK - COMMON

4,561.0000      SEAGRAM LTD COM                           152,269.41       38.0000     173,318.00          21,048.59

TOTAL CORPORATE STOCK - COMMON                            152,269.41                   173,318.00          21,048.59

               LOANS TO PARTICIPANTS - OTHER

12,155.1200     LOANS TO PARTICIPANTS                      12,155.12      100.0000      12,155.12               0.00

TOTAL LOANS TO PARTICIPANTS - OTHER                        12,155.12                    12,155.12               0.00

                  COMMON/COLLECTIVE TRUST

1,666.5200      TBC INC POOLED EMPLOYEE FUNDS               1,666.52        1.0000       1,666.52               0.00
                DAILY LIQUIDITY FUND

66,476.9000     CERTUS STABLE VALUE SER 'I' FD             66,476.90        1.0000      66,476.90               0.00

TOTAL COMMON/COLLECTIVE TRUST                              68,143.42                    68,143.42               0.00

              REGISTERED INVESTMENT COMPANIES

6,269.3350      DREYFUS A BONDS PLUS INC.                  91,025.84       14.0000      87,770.69           3,255.15-
27,677.6370     DREYFUS/LAUREL FDS INC. S&P 500           594,304.24       25.8700     716,020.47         121,716.23
                STK INDEX FD TR SHS
9,620.9720      DREYFUS/LAUREL DISC STK FD R              319,634.53       37.4600     360,401.61          19,737.90
6,542.2620      WARBURG PINCUS EMERGING                   241,756.31       39.9700     261,494.21          40,767.08
                GROWTH FD

TOTAL REGISTERED INVESTMENT COMPANIES                   1,256,720.92                 1,425,686.98         178,966.06

                GRAND TOTAL                             1,559,085.95                 1,759,100.60         200,014.65

                  SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN      SHARES/                                 TRANSACTION    COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION            EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS
FC          58.55   DREYFUS A BONDS PLUS INC.           .00         859.59            .00            .00         .00
B            7.08   DREYFUS A BONDS PLUS INC.           .00         105.60            .00            .00         .00
B            8.15   DREYFUS A BONDS PLUS INC.           .00         121.84            .00            .00         .00
B           54.28   DREYFUS A BONDS PLUS INC.           .00         807.70            .00            .00         .00
B           54.39   DREYFUS A BONDS PLUS INC.           .00         804.49            .00            .00         .00
B           36.24   DREYFUS A BONDS PLUS INC.           .00         538.97            .00            .00         .00
B           12.77   DREYFUS A BONDS PLUS INC.           .00         188.51            .00            .00         .00
B            3.96   DREYFUS A BONDS PLUS INC.           .00          58.44            .00            .00         .00
B           37.32   DREYFUS A BONDS PLUS INC.           .00         553.10            .00            .00         .00
B          109.69   DREYFUS A BONDS PLUS INC.           .00       1,627.86            .00            .00         .00
S            1.42   DREYFUS A BONDS PLUS INC.           .00            .00          21.18          20.68         .50
B           75.06   DREYFUS A BONDS PLUS INC.           .00       1,107.22            .00            .00         .00
B           13.29   DREYFUS A BONDS PLUS INC.           .00         194.88            .00            .00         .00
B           60.42   DREYFUS A BONDS PLUS INC.           .00         884.56            .00            .00         .00
B           66.40   DREYFUS A BONDS PLUS INC.           .00         973.56            .00            .00         .00
B           68.93   DREYFUS A BONDS PLUS INC.           .00       1,018.81            .00            .00         .00
B           60.78   DREYFUS A BONDS PLUS INC.           .00         899.61            .00            .00         .00
B           15.59   DREYFUS A BONDS PLUS INC.           .00         229.43            .00            .00         .00
B           64.48   DREYFUS A BONDS PLUS INC.           .00         948.59            .00            .00         .00
B           70.00   DREYFUS A BONDS PLUS INC.           .00       1,031.23            .00            .00         .00
B           61.54   DREYFUS A BONDS PLUS INC.           .00         906.55            .00            .00         .00
B           62.37   DREYFUS A BONDS PLUS INC.           .00         919.42            .00            .00         .00
S           74.77   DREYFUS A BONDS PLUS INC.           .00            .00       1,099.99       1,088.09       11.90
B           58.29   DREYFUS A BONDS PLUS INC.           .00         853.47            .00            .00         .00
B           16.73   DREYFUS A BONDS PLUS INC.           .00         245.43            .00            .00         .00
B           59.79   DREYFUS A BONDS PLUS INC.           .00         876.57            .00            .00         .00
S            9.54   DREYFUS A BONDS PLUS INC.           .00            .00         139.60         138.99         .61
B           66.87   DREYFUS A BONDS PLUS INC.           .00         982.43            .00            .00         .00
B           62.21   DREYFUS A BONDS PLUS INC.           .00         917.00            .00            .00         .00
B           65.65   DREYFUS A BONDS PLUS INC.           .00         971.05            .00            .00         .00
B           17.45   DREYFUS A BONDS PLUS INC.           .00         257.64            .00            .00         .00
B           69.49   DREYFUS A BONDS PLUS INC.           .00       1,025.73            .00            .00         .00
B           70.95   DREYFUS A BONDS PLUS INC.           .00       1,046.55            .00            .00         .00
B           45.55   DREYFUS A BONDS PLUS INC.           .00         677.85            .00            .00         .00
B           74.28   DREYFUS A BONDS PLUS INC.           .00       1,100.97            .00            .00         .00
B           73.43   DREYFUS A BONDS PLUS INC.           .00       1,090.55            .00            .00         .00
B           18.59   DREYFUS A BONDS PLUS INC.           .00         275.06            .00            .00         .00
B           75.43   DREYFUS A BONDS PLUS INC.           .00       1,117.15            .00            .00         .00
B           73.39   DREYFUS A BONDS PLUS INC.           .00       1,084.80            .00            .00         .00
S           16.29   DREYFUS A BONDS PLUS INC.           .00            .00         241.23         237.88        3.35
B           61.44   DREYFUS A BONDS PLUS INC.           .00         909.35            .00            .00         .00
B           64.17   DREYFUS A BONDS PLUS INC.           .00         951.04            .00            .00         .00
B           20.78   DREYFUS A BONDS PLUS INC.           .00         307.05            .00            .00         .00
B          147.94   DREYFUS A BONDS PLUS INC.           .00       2,185.18            .00            .00         .00
S           33.12   DREYFUS A BONDS PLUS INC.           .00            .00         489.95         483.92        6.03
B            4.30   DREYFUS A BONDS PLUS INC.           .00          63.52            .00            .00         .00
B           87.94   DREYFUS A BONDS PLUS INC.           .00       1,297.15            .00            .00         .00
B           35.14   DREYFUS A BONDS PLUS INC.           .00         519.03            .00            .00         .00
B           66.07   DREYFUS A BONDS PLUS INC.           .00         969.38            .00            .00         .00
B           21.21   DREYFUS A BONDS PLUS INC.           .00         311.68            .00            .00         .00
B           74.85   DREYFUS A BONDS PLUS INC.           .00       1,101.81            .00            .00         .00
B           72.17   DREYFUS A BONDS PLUS INC.           .00       1,055.86            .00            .00         .00
B           75.34   DREYFUS A BONDS PLUS INC.           .00       1,109.12            .00            .00         .00
B           21.25   DREYFUS A BONDS PLUS INC.           .00         314.16            .00            .00         .00
B            1.70   DREYFUS A BONDS PLUS INC.           .00          25.14            .00            .00         .00
B           77.48   DREYFUS A BONDS PLUS INC.           .00       1,145.28            .00            .00         .00
B           67.97   DREYFUS A BONDS PLUS INC.           .00       1,010.72            .00            .00         .00
B           68.17   DREYFUS A BONDS PLUS INC.           .00         964.05            .00            .00         .00
B           66.71   DREYFUS A BONDS PLUS INC.           .00         957.40            .00            .00         .00
B           70.81   DREYFUS A BONDS PLUS INC.           .00       1,011.20            .00            .00         .00
B           25.59   DREYFUS A BONDS PLUS INC.           .00         360.61            .00            .00         .00
B           77.04   DREYFUS A BONDS PLUS INC.           .00       1,085.01            .00            .00         .00

                  SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN    SHARES/                                   TRANSACTION    COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION            EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS
B           77.60   DREYFUS A BONDS PLUS INC.        .00         1,088.62            .00            .00              .00
S           20.37   DREYFUS A BONDS PLUS INC.        .00              .00         286.90         297.30            10.40-
B          122.16   DREYFUS A BONDS PLUS INC.        .00         1,718.91            .00            .00              .00
B           93.87   DREYFUS A BONDS PLUS INC.        .00         1,329.30            .00            .00              .00
B           28.40   DREYFUS A BONDS PLUS INC.        .00           399.62            .00            .00              .00
B          179.76   DREYFUS A BONDS PLUS INC.        .00         2,576.01            .00            .00              .00
B          103.62   DREYFUS A BONDS PLUS INC.        .00         1,458.04            .00            .00              .00
B           73.04   DREYFUS A BONDS PLUS INC.        .00         1,031.36            .00            .00              .00
B           73.33   DREYFUS A BONDS PLUS INC.        .00         1,934.68            .00            .00              .00
B           89.10   DREYFUS A BONDS PLUS INC.        .00         1,253.64            .00            .00              .00
B           31.04   DREYFUS A BONDS PLUS INC.        .00           431.23            .00            .00              .00
B           75.30   DREYFUS A BONDS PLUS INC.        .00         1,054.22            .00            .00              .00
B          187.76   DREYFUS CASH MGMT PLUS CL A      .00           187.76            .00            .00              .00
FC          48.71   DREYFUS CASH MGMT PLUS CL A      .00              .00          48.71          48.71              .00
B          255.41   DREYFUS CASH MGMT PLUS CL A      .00           255.41            .00            .00              .00
S        1,955.91   DREYFUS CASH MGMT PLUS CL A      .00              .00       1,955.91       1,955.91              .00
S          878.51   DREYFUS CASH MGMT PLUS CL A      .00              .00         878.51         878.51              .00
B          950.29   DREYFUS CASH MGMT PLUS CL A      .00           950.29            .00            .00              .00
B          908.37   DREYFUS CASH MGMT PLUS CL A      .00           908.37            .00            .00              .00
B          187.34   DREYFUS CASH MGMT PLUS CL A      .00           187.34            .00            .00              .00
B          645.52   DREYFUS CASH MGMT PLUS CL A      .00           645.52            .00            .00              .00
S          690.84   DREYFUS CASH MGMT PLUS CL A      .00              .00         690.84         690.84              .00
B        1,780.97   DREYFUS CASH MGMT PLUS CL A      .00         1,780.97            .00            .00              .00
B           18.14   DREYFUS CASH MGMT PLUS CL A      .00            18.14            .00            .00              .00
B          901.83   DREYFUS CASH MGMT PLUS CL A      .00           901.83            .00            .00              .00
B          178.28   DREYFUS CASH MGMT PLUS CL A      .00           178.28            .00            .00              .00
S             .94   DREYFUS CASH MGMT PLUS CL A      .00              .00            .94            .94              .00
B          919.65   DREYFUS CASH MGMT PLUS CL A      .00           919.65            .00            .00              .00
B          916.20   DREYFUS CASH MGMT PLUS CL A      .00           916.20            .00            .00              .00
S          754.88   DREYFUS CASH MGMT PLUS CL A      .00              .00         754.88         754.88              .00
B          935.35   DREYFUS CASH MGMT PLUS CL A      .00           935.35            .00            .00              .00
B          935.60   DREYFUS CASH MGMT PLUS CL A      .00           935.60            .00            .00              .00
B        2,457.72   DREYFUS CASH MGMT PLUS CL A      .00         2,457.72            .00            .00              .00
B          216.95   DREYFUS CASH MGMT PLUS CL A      .00           216.95            .00            .00              .00
B          844.50   DREYFUS CASH MGMT PLUS CL A      .00           844.50            .00            .00              .00
B        1,030.33   DREYFUS CASH MGMT PLUS CL A      .00         1,030.33            .00            .00              .00
S        3,041.63   DREYFUS CASH MGMT PLUS CL A      .00              .00       3,041.63       3,041.63              .00
B          880.73   DREYFUS CASH MGMT PLUS CL A      .00           880.73            .00            .00              .00
B          866.15   DREYFUS CASH MGMT PLUS CL A      .00           866.15            .00            .00              .00
B          847.17   DREYFUS CASH MGMT PLUS CL A      .00           847.17            .00            .00              .00
B          863.56   DREYFUS CASH MGMT PLUS CL A      .00           863.56            .00            .00              .00
B          231.29   DREYFUS CASH MGMT PLUS CL A      .00           231.29            .00            .00              .00
S           11.18   DREYFUS CASH MGMT PLUS CL A      .00              .00          11.18          11.18              .00
B          884.29   DREYFUS CASH MGMT PLUS CL A      .00           884.29            .00            .00              .00
S           62.28   DREYFUS CASH MGMT PLUS CL A      .00              .00          62.28          62.28              .00
B          980.87   DREYFUS CASH MGMT PLUS CL A      .00           980.87            .00            .00              .00
B          806.65   DREYFUS CASH MGMT PLUS CL A      .00           806.65            .00            .00              .00
B          889.68   DREYFUS CASH MGMT PLUS CL A      .00           889.68            .00            .00              .00
B          251.65   DREYFUS CASH MGMT PLUS CL A      .00           251.65            .00            .00              .00
B          867.75   DREYFUS CASH MGMT PLUS CL A      .00           867.75            .00            .00              .00
B          938.12   DREYFUS CASH MGMT PLUS CL A      .00           938.12            .00            .00              .00
S        1,505.58   DREYFUS CASH MGMT PLUS CL A      .00              .00       1,505.58       1,505.58              .00
B          842.76   DREYFUS CASH MGMT PLUS CL A      .00           842.76            .00            .00              .00
B        1,054.41   DREYFUS CASH MGMT PLUS CL A      .00         1,054.41            .00            .00              .00
B          251.90   DREYFUS CASH MGMT PLUS CL A      .00           251.90            .00            .00              .00
B        3,873.17   DREYFUS CASH MGMT PLUS CL A      .00         3,873.17            .00            .00              .00
B          896.18   DREYFUS CASH MGMT PLUS CL A      .00           896.18            .00            .00              .00
B          962.03   DREYFUS CASH MGMT PLUS CL A      .00           962.03            .00            .00              .00
S          286.04   DREYFUS CASH MGMT PLUS CL A      .00              .00         286.04         286.04              .00
S        3,925.42   DREYFUS CASH MGMT PLUS           .00              .00       3,925.42       3,925.42              .00
                    INSTL SH
B          881.45   DREYFUS CASH MGMT PLUS           .00           881.45            .00            .00              .00
                    INSTL SH
B        3,855.35   DREYFUS CASH MGMT PLUS           .00         3,855.35            .00            .00              .00
                    INSTL SH
B          815.66   DREYFUS CASH MGMT PLUS           .00           815.66            .00            .00              .00
                    INSTL SH
B          287.32   DREYFUS CASH MGMT PLUS           .00           287.32            .00            .00              .00
                    INSTL SH

                  SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN      SHARES/                                 TRANSACTION    COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION            EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS

B        2,041.50   DREYFUS CASH MGMT PLUS           .00           2,041.50            .00            .00       .00
                    INSTL SH
B          805.56   DREYFUS CASH MGMT PLUS           .00             805.56            .00            .00       .00
                    INSTL SH
B          460.10   DREYFUS CASH MGMT PLUS           .00             460.10            .00            .00       .00
                    INSTL SH
B          313.82   DREYFUS CASH MGMT PLUS           .00             313.82            .00            .00       .00
                    INSTL SH
B          838.80   DREYFUS CASH MGMT PLUS           .00             838.80            .00            .00       .00
                    INSTL SH
S        1,260.34   DREYFUS CASH MGMT PLUS           .00                .00       1,260.34       1,260.34       .00
                    INSTL SH
B          887.02   DREYFUS CASH MGMT PLUS           .00             887.02            .00            .00       .00
                    INSTL SH
B          872.32   DREYFUS CASH MGMT PLUS           .00             872.32            .00            .00       .00
                    INSTL SH
B          824.55   DREYFUS CASH MGMT PLUS           .00             824.55            .00            .00       .00
                    INSTL SH
B          315.08   DREYFUS CASH MGMT PLUS           .00             315.08            .00            .00       .00
                    INSTL SH
B          827.28   DREYFUS CASH MGMT PLUS           .00             827.28            .00            .00       .00
                    INSTL SH
B          863.79   DREYFUS CASH MGMT PLUS           .00             863.79            .00            .00       .00
                    INSTL SH
S        1,062.65   DREYFUS CASH MGMT PLUS           .00                .00       1,062.65       1,062.65       .00
                    INSTL SH
B          848.17   DREYFUS CASH MGMT PLUS           .00             848.17            .00            .00       .00
                    INSTL SH
B          906.56   DREYFUS CASH MGMT PLUS           .00             906.56            .00            .00       .00
                    INSTL SH
B          912.57   DREYFUS CASH MGMT PLUS           .00             912.57            .00            .00       .00
                    INSTL SH
B          325.30   DREYFUS CASH MGMT PLUS           .00             325.30            .00            .00       .00
                    INSTL SH
B          865.99   DREYFUS CASH MGMT PLUS           .00             865.99            .00            .00       .00
                    INSTL SH
B          855.65   DREYFUS CASH MGMT PLUS           .00             855.65            .00            .00       .00
                    INSTL SH
S          293.21   DREYFUS CASH MGMT PLUS           .00                .00         293.21         293.21       .00
                    INSTL SH
B          285.37   DREYFUS CASH MGMT PLUS           .00             285.37            .00            .00       .00
                    INSTL SH
B        1,050.61   DREYFUS CASH MGMT PLUS           .00           1,050.61            .00            .00       .00
                    INSTL SH
B          321.96   DREYFUS CASH MGMT PLUS           .00             321.96            .00            .00       .00
                    INSTL SH
B        1,217.50   DREYFUS CASH MGMT PLUS           .00           1,217.50            .00            .00       .00
                    INSTL SH
S        3,733.22   DREYFUS CASH MGMT PLUS           .00                .00       3,733.22       3,733.22       .00
                    INSTL SH
B          821.12   DREYFUS CASH MGMT PLUS           .00             821.12            .00            .00       .00
                    INSTL SH
B        1,003.49   DREYFUS CASH MGMT PLUS           .00           1,003.49            .00            .00       .00
                    INSTL SH
B        1,120.21   DREYFUS CASH MGMT PLUS           .00           1,120.21            .00            .00       .00
                    INSTL SH
B          758.76   DREYFUS CASH MGMT PLUS           .00             758.76            .00            .00       .00
                    INSTL SH
B          330.05   DREYFUS CASH MGMT PLUS           .00             330.05            .00            .00       .00
                    INSTL SH
FC         246.76   DREYFUS BASIC S&P 500 STK IND    .00           5,075.92            .00            .00       .00
                    FUND
B           69.21   DREYFUS BASIC S&P 500 STK IND    .00           1,403.05            .00            .00       .00
                    FUND
B          294.21   DREYFUS BASIC S&P 500 STK IND    .00           5,860.70            .00            .00       .00
                    FUND
B          188.85   DREYFUS BASIC S&P 500 STK IND    .00           3,812.97            .00            .00       .00
                    FUND

                  SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN      SHARES/                                   TRANSACTION   COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION             EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS

B           43.25   DREYFUS BASIC S&P 500 STK IND    .00               878.51            .00            .00            .00
                    FUND
B          281.84   DREYFUS BASIC S&P 500 STK IND    .00             5,746.72            .00            .00            .00
                    FUND
B          286.68   DREYFUS BASIC S&P 500 STK IND    .00             5,819.64            .00            .00            .00
                    FUND
B          269.33   DREYFUS BASIC S&P 500 STK IND    .00             5,602.23            .00            .00            .00
                    FUND
B            2.74   DREYFUS BASIC S&P 500 STK IND    .00                58.43            .00            .00            .00
                    FUND
B           32.20   DREYFUS BASIC S&P 500 STK IND    .00               690.84            .00            .00            .00
                    FUND
B          592.85   DREYFUS BASIC S&P 500 STK IND    .00            12,841.28            .00            .00            .00
                    FUND
S           11.29   DREYFUS BASIC S&P 500 STK IND    .00                  .00         246.71         219.03          27.68
                    FUND
B          265.69   DREYFUS BASIC S&P 500 STK IND    .00             5,816.09            .00            .00            .00
                    FUND
S           17.18   DREYFUS BASIC S&P 500 STK IND    .00                  .00         382.94         333.91          49.03
                    FUND
B          260.67   DREYFUS BASIC S&P 500 STK IND    .00             5,800.05            .00            .00            .00
                    FUND
B          274.37   DREYFUS BASIC S&P 500 STK IND    .00             6,156.88            .00            .00            .00
                    FUND
S           37.93   DREYFUS BASIC S&P 500 STK IND    .00                  .00         871.37         741.27         130.10
                    FUND
B          272.10   DREYFUS BASIC S&P 500 STK IND    .00             6,280.27            .00            .00            .00
                    FUND
B          266.87   DREYFUS BASIC S&P 500 STK IND    .00             6,274.28            .00            .00            .00
                    FUND
S          105.03   DREYFUS BASIC S&P 500 STK IND    .00                  .00       2,457.72       2,066.14         391.58
                    FUND
B          256.87   DREYFUS BASIC S&P 500 STK IND    .00             6,051.92            .00            .00            .00
                    FUND
S           43.25   DREYFUS BASIC S&P 500 STK IND    .00                  .00       1,030.33         853.67         176.66
                    FUND
B          127.37   DREYFUS BASIC S&P 500 STK IND    .00             3,041.63            .00            .00            .00
                    FUND
B          205.08   DREYFUS BASIC S&P 500 STK IND    .00             4,805.14            .00            .00            .00
                    FUND
B          266.12   DREYFUS BASIC S&P 500 STK IND    .00             6,317.90            .00            .00            .00
                    FUND
B          228.52   DREYFUS BASIC S&P 500 STK IND    .00             5,461.78            .00            .00            .00
                    FUND
S          243.76   DREYFUS BASIC S&P 500 STK IND    .00                  .00       5,862.47       4,860.10       1,002.37
                    FUND
B          242.36   DREYFUS BASIC S&P 500 STK IND    .00             5,601.11            .00            .00            .00
                    FUND
B           39.02   DREYFUS BASIC S&P 500 STK IND    .00               901.04            .00            .00            .00
                    FUND
S             .21   DREYFUS BASIC S&P 500 STK IND    .00                  .00           5.00           4.22            .78
                    FUND
B          259.36   DREYFUS BASIC S&P 500 STK IND    .00             6,157.21            .00            .00            .00
                    FUND
B           63.99   DREYFUS BASIC S&P 500 STK IND    .00             1,498.05            .00            .00            .00
                    FUND
B            2.65   DREYFUS BASIC S&P 500 STK IND    .00                62.28            .00            .00            .00
                    FUND
B          260.03   DREYFUS BASIC S&P 500 STK IND    .00             6,170.58            .00            .00            .00
                    FUND
B          264.34   DREYFUS BASIC S&P 500 STK IND    .00             6,275.57            .00            .00            .00
                    FUND
B          306.06   DREYFUS BASIC S&P 500 STK IND    .00             7,091.50            .00            .00            .00
                    FUND
B          278.83   DREYFUS BASIC S&P 500 STK IND    .00             6,455.05            .00            .00            .00
                    FUND
B          267.84   DREYFUS BASIC S&P 500 STK IND    .00             6,358.61            .00            .00            .00
                    FUND

                  SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN    SHARES/                                    TRANSACTION    COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION             EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS

B          400.36   DREYFUS BASIC S&P 500 STK IND    .00             9,152.44            .00            .00          .00
                    FUND
B          268.46   DREYFUS BASIC S&P 500 STK IND    .00             6,456.63            .00            .00          .00
                    FUND
B          283.55   DREYFUS BASIC S&P 500 STK IND    .00             6,827.89            .00            .00          .00
                    FUND
S          159.06   DREYFUS BASIC S&P 500 STK IND    .00                  .00       3,873.17       3,258.87       614.30
                    FUND
B          275.41   DREYFUS BASIC S&P 500 STK IND    .00             6,824.71            .00            .00          .00
                    FUND
B          262.30   DREYFUS BASIC S&P 500 STK IND    .00             6,562.81            .00            .00          .00
                    FUND
S            4.79   DREYFUS BASIC S&P 500 STK IND    .00                  .00         119.77          98.89        20.88
                    FUND
B          155.70   DREYFUS/LAUREL FDS INC S&P       .00             3,925.42            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          268.66   DREYFUS/LAUREL FDS INC S&P       .00             6,759.70            .00            .00          .00
                    500 STK INDEX FD TR SHS
S          155.70   DREYFUS/LAUREL FDS INC S&P       .00                  .00       3,855.35       3,224.38       630.97
                    500 STK INDEX FD TR SHS
B          285.33   DREYFUS/LAUREL FDS INC S&P       .00             6,916.59            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          109.37   DREYFUS/LAUREL FDS INC S&P       .00             2,605.29            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          498.75   DREYFUS/LAUREL FDS INC S&P       .00            11,511.28            .00            .00          .00
                    500 STK INDEX FD TR SHS
B           78.32   DREYFUS/LAUREL FDS INC S&P       .00             1,807.76            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          295.32   DREYFUS/LAUREL FDS INC S&P       .00             6,872.22            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          323.31   DREYFUS/LAUREL FDS INC S&P       .00             7,429.73            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          310.99   DREYFUS/LAUREL FDS INC S&P       .00             6,530.97            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          123.00   DREYFUS/LAUREL FDS INC S&P       .00             2,539.94            .00            .00          .00
                    500 STK INDEX FD TR SHS
B           59.06   DREYFUS/LAUREL FDS INC S&P       .00             1,260.34            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          355.07   DREYFUS/LAUREL FDS INC S&P       .00             7,378.38            .00            .00          .00
                    500 STK INDEX FD TR SHS
B            2.51   DREYFUS/LAUREL FDS INC S&P       .00                54.90            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          315.86   DREYFUS/LAUREL FDS INC S&P       .00             6,952.08            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          305.16   DREYFUS/LAUREL FDS INC S&P       .00             6,628.17            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          304.02   DREYFUS/LAUREL FDS INC S&P       .00             6,472.77            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          316.11   DREYFUS/LAUREL FDS INC S&P       .00             6,635.19            .00            .00          .00
                    500 STK INDEX FD TR SHS
B           12.15   DREYFUS/LAUREL FDS INC S&P       .00               247.79            .00            .00          .00
                    500 STK INDEX FD TR SHS
S            1.64   DREYFUS/LAUREL FDS INC S&P       .00                  .00          34.34          34.38          .04-
                    500 STK INDEX FD TR SHS
S          227.58   DREYFUS/LAUREL FDS INC S&P       .00                  .00       4,822.47       4,764.68        57.79
                    500 STK INDEX FD TR SHS
B          341.27   DREYFUS/LAUREL FDS INC S&P       .00             7,211.12            .00            .00          .00
                    500 STK INDEX FD TR SHS
S           19.13   DREYFUS/LAUREL FDS INC S&P       .00                  .00         429.49         400.75        28.74
                    500 STK INDEX FD TR SHS
B          321.95   DREYFUS/LAUREL FDS INC S&P       .00             7,276.23            .00            .00          .00
                    500 STK INDEX FD TR SHS
B          297.62   DREYFUS/LAUREL FDS INC S&P       .00             6,735.21            .00            .00          .00
                    500 STK INDEX FD TR SHS
S           37.21   DREYFUS/LAUREL FDS INC S&P       .00                  .00         868.56         780.80        87.76
                    500 STK INDEX FD TR SHS
B            2.79   DREYFUS/LAUREL FDS INC S&P       .00                65.97            .00            .00          .00
                    500 STK INDEX FD TR SHS

                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN      SHARES/                                  TRANSACTION    COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION             EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS
B          281.05   DREYFUS/LAUREL FDS INC S&P       .00             6,632.87            .00            .00         .00
                    500 STK INDEX FD TR SHS
B            2.72   DREYFUS/LAUREL FDS INC S&P       .00                66.11            .00            .00         .00
                    500 STK INDEX FD TR SHS
B           81.49   DREYFUS/LAUREL FDS INC S&P       .00             1,950.92            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          301.65   DREYFUS/LAUREL FDS INC S&P       .00             7,221.65            .00            .00         .00
                    500 STK INDEX FD TR SHS
S            7.48   DREYFUS/LAUREL FDS INC S&P       .00                  .00         178.69         157.71       20.98
                    500 STK INDEX FD TR SHS
B          529.05   DREYFUS/LAUREL FDS INC S&P       .00            12,734.37            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          322.54   DREYFUS/LAUREL FDS INC S&P       .00             8,121.66            .00            .00         .00
                    500 STK INDEX FD TR SHS
S            9.01   DREYFUS/LAUREL FDS INC S&P       .00                  .00         222.28         190.85       31.43
                    500 STK INDEX FD TR SHS
B          325.31   DREYFUS/LAUREL FDS INC S&P       .00             8,103.48            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          150.35   DREYFUS/LAUREL FDS INC S&P       .00             3,733.22            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          280.24   DREYFUS/LAUREL FDS INC S&P       .00             7,020.17            .00            .00         .00
                    500 STK INDEX FD TR SHS
B           94.41   DREYFUS/LAUREL FDS INC S&P       .00             2,368.76            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          328.01   DREYFUS/LAUREL FDS INC S&P       .00             7,937.92            .00            .00         .00
                    500 STK INDEX FD TR SHS
S           10.62   DREYFUS/LAUREL FDS INC S&P       .00                  .00         261.99         226.61       35.38
                    500 STK INDEX FD TR SHS
B           92.89   DREYFUS/LAUREL FDS INC S&P       .00             2,340.94            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          413.45   DREYFUS/LAUREL FDS INC S&P       .00            10,551.37            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          155.04   DREYFUS/LAUREL FDS INC S&P       .00             3,922.59            .00            .00         .00
                    500 STK INDEX FD TR SHS
B          189.78   DREYFUS/LAUREL FDS INC S&P       .00             4,909.75            .00            .00         .00
                    500 STK INDEX FD TR SHS
FC          85.26   DREYFUS DISCIPLINED STK FD       .00             2,653.51            .00            .00         .00
                    CL R
B           26.58   DREYFUS DISCIPLINED STK FD       .00               810.66            .00            .00         .00
                    CL R
S           56.13   DREYFUS DISCIPLINED STK FD       .00                  .00       1,674.46       1,755.26       80.80
                    CL R
B           38.89   DREYFUS DISCIPLINED STK FD       .00             1,178.95            .00            .00         .00
                    CL R
B          100.15   DREYFUS DISCIPLINED STK FD       .00             3,069.69            .00            .00         .00
                    CL R
B          105.60   DREYFUS DISCIPLINED STK FD       .00             3,228.31            .00            .00         .00
                    CL R
B           98.87   DREYFUS DISCIPLINED STK FD       .00             3,108.62            .00            .00         .00
                    CL R
S            3.62   DREYFUS DISCIPLINED STK FD       .00                  .00         116.87         113.30        3.57
                    CL R
B          189.38   DREYFUS DISCIPLINED STK FD       .00             6,200.33            .00            .00         .00
                    CL R
B            2.07   DREYFUS DISCIPLINED STK FD       .00                  .00          68.42          64.81        3.61
                    CL R
B           89.16   DREYFUS DISCIPLINED STK FD       .00             2,955.07            .00            .00         .00
                    CL R
B          110.39   DREYFUS DISCIPLINED STK FD       .00             3,725.71            .00            .00         .00
                    CL R
B           99.59   DREYFUS DISCIPLINED STK FD       .00             3,392.02            .00            .00         .00
                    CL R
S           25.17   DREYFUS DISCIPLINED STK FD       .00                  .00         878.75         790.95       87.80
                    CL R
B           95.31   DREYFUS DISCIPLINED STK FD       .00             3,344.67            .00            .00         .00
                    CL R
B           87.98   DREYFUS DISCIPLINED STK FD       .00             3,138.39            .00            .00         .00
                    CL R

                  SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN    SHARES/                                    TRANSACTION    COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION             EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS
B           85.11   DREYFUS DISCIPLINED STK FD       .00            3,050.67            .00            .00          .00
                    CL R
B          130.45   DREYFUS DISCIPLINED STK FD       .00            4,654.55            .00            .00          .00
                    CL R
B           87.83   DREYFUS DISCIPLINED STK FD       .00            3,174.24            .00            .00          .00
                    CL R
B            6.02   DREYFUS DISCIPLINED STK FD       .00              219.32            .00            .00          .00
                    CL R
B           85.61   DREYFUS DISCIPLINED STK FD       .00            3,118.01            .00            .00          .00
                    CL R
S          161.52   DREYFUS DISCIPLINED STK FD       .00                 .00       5,924.73       5,142.52       782.21
                    CL R
B           82.35   DREYFUS DISCIPLINED STK FD       .00            2,897.99            .00            .00          .00
                    CL R
S             .22   DREYFUS DISCIPLINED STK FD       .00                 .00           8.26           7.30          .96
                    CL R
B            6.31   DREYFUS DISCIPLINED STK FD       .00              230.07            .00            .00          .00
                    CL R
B           90.39   DREYFUS DISCIPLINED STK FD       .00            3,279.34            .00            .00          .00
                    CL R
B            5.94   DREYFUS DISCIPLINED STK FD       .00              213.47            .00            .00          .00
                    CL R
B            1.73   DREYFUS DISCIPLINED STK FD       .00               62.30            .00            .00          .00
                    CL R
B           88.95   DREYFUS DISCIPLINED STK FD       .00            3,219.27            .00            .00          .00
                    CL R
B           88.58   DREYFUS DISCIPLINED STK FD       .00            3,218.19            .00            .00          .00
                    CL R
B           96.82   DREYFUS DISCIPLINED STK FD       .00            3,423.82            .00            .00          .00
                    CL R
B           82.60   DREYFUS DISCIPLINED STK FD       .00            2,909.36            .00            .00          .00
                    CL R
B           90.24   DREYFUS DISCIPLINED STK FD       .00            3,261.52            .00            .00          .00
                    CL R
B          152.38   DREYFUS DISCIPLINED STK FD       .00            5,299.86            .00            .00          .00
                    CL R
B           88.11   DREYFUS DISCIPLINED STK FD       .00            3,216.16            .00            .00          .00
                    CL R
B          100.53   DREYFUS DISCIPLINED STK FD       .00            3,679.71            .00            .00          .00
                    CL R
B           88.47   DREYFUS DISCIPLINED STK FD       .00            3,235.88            .00            .00          .00
                    CL R
B           96.38   DREYFUS DISCIPLINED STK FD       .00            3,665.38            .00            .00          .00
                    CL R
S            3.47   DREYFUS DISCIPLINED STK FD       .00                 .00         131.83         113.11        18.72
                    CL R
B           86.31   DREYFUS & LAUREL FDS INC.        .00            3,299.98            .00            .00          .00
                    DISCIPL STK FD CL R
B           93.21   DREYFUS/LAUREL DISC STK FD R     .00            3,418.24            .00            .00          .00
B           18.20   DREYFUS/LAUREL DISC STK FD R     .00              631.28            .00            .00          .00
B          175.61   DREYFUS/LAUREL DISC STK FD R     .00            6,090.39            .00            .00          .00
S           15.16   DREYFUS/LAUREL DISC STK FD R     .00                 .00         512.06         496.03        16.03
S            3.68   DREYFUS/LAUREL DISC STK FD R     .00                 .00         127.05         120.68         6.37
B          128.02   DREYFUS/LAUREL DISC STK FD R     .00            4,471.84            .00            .00          .00
B           94.84   DREYFUS/LAUREL DISC STK FD R     .00            3,252.23            .00            .00          .00
B          101.02   DREYFUS/LAUREL DISC STK FD R     .00            3,157.03            .00            .00          .00
S           82.78   DREYFUS/LAUREL DISC STK FD R     .00                 .00       2,539.94       2,711.32       171.38
B          108.79   DREYFUS/LAUREL DISC STK FD R     .00            3,354.23            .00            .00          .00
S            1.69   DREYFUS/LAUREL DISC STK FD R     .00                 .00          54.90          55.47          .57
B          107.20   DREYFUS/LAUREL DISC STK FD R     .00            3,500.23            .00            .00          .00
B          106.86   DREYFUS/LAUREL DISC STK FD R     .00            3,434.73            .00            .00          .00
B          105.38   DREYFUS/LAUREL DISC STK FD R     .00            3,321.87            .00            .00          .00
B          108.16   DREYFUS/LAUREL DISC STK FD R     .00            3,344.37            .00            .00          .00
S           68.00   DREYFUS/LAUREL DISC STK FD R     .00                 .00       2,060.39       2,221.94       161.55
S            8.29   DREYFUS/LAUREL DISC STK FD R     .00                 .00         247.79         270.98        23.19
B          114.68   DREYFUS/LAUREL DISC STK FD R     .00            3,570.27            .00            .00          .00
S            3.90   DREYFUS/LAUREL DISC STK FD R     .00                 .00         129.44         127.35         2.09
B           99.13   DREYFUS/LAUREL DISC STK FD R     .00            3,310.11            .00            .00          .00
B           82.17   DREYFUS/LAUREL DISC STK FD R     .00            2,761.03            .00            .00          .00

                  SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                     OF THE CURRENT VALUE OF THE PLAN ASSETS
             FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                         5% VALUE:                .01

TRAN      SHARES/                                  TRANSACTION    COST OF         PROCEEDS        COST OF
CODE    PAR VALUE   SECURITY DESCRIPTION             EXPENSE     PURCHASES       FROM SALES   ASSETS DISPOSED   GAIN/LOSS
S           67.58   DREYFUS/LAUREL DISC STK FD R     .00               00          2,343.88       2,208.17       135.71
S            1.88   DREYFUS/LAUREL DISC STK FD R     .00                 .00          65.97          61.49         4.48
B           88.07   DREYFUS/LAUREL DISC STK FD R     .00            3,083.36            .00            .00          .00
B            8.77   DREYFUS/LAUREL DISC STK FD R     .00              312.50            .00            .00          .00
S            1.84   DREYFUS/LAUREL DISC STK FD R     .00                 .00          66.11          60.16         5.95
B           89.74   DREYFUS/LAUREL DISC STK FD R     .00            3,194.78            .00            .00          .00
S            4.85   DREYFUS/LAUREL DISC STK FD R     .00                 .00         172.14         158.81        13.33
B           99.06   DREYFUS/LAUREL DISC STK FD R     .00            3,543.51            .00            .00          .00
B           94.70   DREYFUS/LAUREL DISC STK FD R     .00            3,551.32            .00            .00          .00
S            5.95   DREYFUS/LAUREL DISC STK FD R     .00                 .00         217.83         195.32        22.51
B           94.32   DREYFUS/LAUREL DISC STK FD R     .00            3,491.80            .00            .00          .00
B           86.02   DREYFUS/LAUREL DISC STK FD R     .00            3,200.12            .00            .00          .00
S           63.59   DREYFUS/LAUREL DISC STK FD R     .00                 .00       2,368.76       2,092.34       276.42
B           90.93   DREYFUS/LAUREL DISC STK FD R     .00            3,272.65            .00            .00          .00
S            6.98   DREYFUS/LAUREL DISC STK FD R     .00                 .00         256.37         230.18        26.19
B           62.39   DREYFUS/LAUREL DISC STK FD R     .00            2,340.94            .00            .00          .00
B          121.74   DREYFUS/LAUREL DISC STK FD R     .00            4,637.19            .00            .00          .00
B           85.70   DREYFUS/LAUREL DISC STK FD R     .00            3,210.44            .00            .00          .00
FC          88.00   SEAGRAM LTD COM                  5.28           2,700.28            .00            .00          .00
FC          44.00   SEAGRAM LTD COM                  2.64           1,432.64            .00            .00          .00
B           10.00   SEAGRAM LTD COM                  .60              326.85            .00            .00          .00
B           13.00   SEAGRAM LTD COM                  .78              440.34            .00            .00          .00
B           39.00   SEAGRAM LTD COM                  2.34           1,335.65            .00            .00          .00
B           44.00   SEAGRAM LTD COM                  2.64           1,484.89            .00            .00          .00
B           43.00   SEAGRAM LTD COM                  2.58           1,478.02            .00            .00          .00
S            6.00   SEAGRAM LTD COM                  .37                 .00         204.76         217.32        12.56-
S           15.00   SEAGRAM LTD COM                  .92                 .00         563.46         542.67        20.79
S           22.00   SEAGRAM LTD COM                  1.35                .00         831.90         795.91        35.99
B           35.00   SEAGRAM LTD COM                  2.10           1,332.10            .00            .00          .00
B           37.00   SEAGRAM LTD COM                  2.22           1,405.91            .00            .00          .00
B           36.00   SEAGRAM LTD COM                  2.16           1,397.16            .00            .00          .00
S            9.00   SEAGRAM LTD COM                  .56                 .00         342.00         326.64        15.30
B           39.00   SEAGRAM LTD COM                  2.34           1,464.84            .00            .00          .00
B           39.00   SEAGRAM LTD COM                  2.34           1,479.47            .00            .00          .00
S            1.00   SEAGRAM LTD COM                  .07                 .00          37.74          36.32         1.42
B           39.00   SEAGRAM LTD COM                  2.34           1,518.47            .00            .00          .00
B           37.00   SEAGRAM LTD COM                  2.22           1,459.10            .00            .00          .00
B           39.00   SEAGRAM LTD COM                  2.34           1,462.10            .00            .00          .00
B           44.00   SEAGRAM LTD COM                  2.64           1,674.64            .00            .00          .00
B           16.00   SEAGRAM LTD COM                  .96              609.96            .00            .00          .00
B           40.00   SEAGRAM LTD COM                  2.40           1,499.90            .00            .00          .00
B           35.00   SEAGRAM LTD COM                  2.10           1,378.04            .00            .00          .00
B           33.00   SEAGRAM LTD COM                  1.98           1,288.98            .00            .00          .00
S            6.00   SEAGRAM LTD COM                  .37                 .00         248.63         219.64        28.99
B           34.00   SEAGRAM LTD COM                  2.04           1,442.79            .00            .00          .00
B           20.00   SEAGRAM LTD COM                  1.20             848.70            .00            .00          .00
B           36.00   SEAGRAM LTD COM                  2.16           1,532.16            .00            .00          .00
B           35.00   SEAGRAM LTD COM                  2.10           1,430.54            .00            .00          .00
B           34.00   SEAGRAM LTD COM                  2.04           1,481.04            .00            .00          .00
B           35.00   SEAGRAM LTD COM                  2.10           1,507.10            .00            .00          .00
B           41.00   SEAGRAM LTD COM                  2.46           1,760.34            .00            .00          .00
B           34.00   SEAGRAM LTD COM                  2.04           1,391.79            .00            .00          .00
S            5.00   SEAGRAM LTD COM                  .31                 .00         203.13         186.01        17.12
B           40.00   SEAGRAM LTD COM                  2.40           1,617.40            .00            .00          .00
S            7.00   SEAGRAM LTD COM                  .43                 .00         284.82         260.76        24.06
B           44.00   SEAGRAM LTD COM                  2.64           1,823.14            .00            .00          .00
B           48.00   SEAGRAM LTD COM                  2.88           1,973.88            .00            .00          .00
B           40.00   SEAGRAM LTD COM                  2.40           1,624.90            .00            .00          .00
S            4.00   SEAGRAM LTD COM                  .25                 .00         161.00         149.74        11.26
B           34.00   SEAGRAM LTD COM                  2.04           1,366.29            .00            .00          .00
B            7.00   SEAGRAM LTD COM                  .42              281.73            .00            .00          .00
B           42.00   SEAGRAM LTD COM                  2.52             281.73            .00            .00          .00
B           86.00   SEAGRAM LTD COM                  5.16           2,956.04            .00            .00          .06
S            7.00   SEAGRAM LTD COM                  .43                 .00         226.63         261.75        35.12-
B           48.00   SEAGRAM LTD COM                  2.88           1,640.88            .00            .00          .00
B           56.00   SEAGRAM LTD COM                  3.36           1,921.36            .00            .00          .00
B           48.00   SEAGRAM LTD COM                  2.88           1,562.88            .00            .00          .00
B           54.00   SEAGRAM LTD COM                  3.24           1,680.62            .00            .00          .00
B           47.00   SEAGRAM LTD COM                  2.82           1,536.20            .00            .00          .00

                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998




                                                                      5% VALUE:                      .01

TRAN         SHARES/        SECURITY                        TRANSACTION       COST OF        PROCEEDS         COST OF
CODE       PAR VALUE      DESCRIPTION                           EXPENSE      PURCHASES      FROM SALES   ASSETS DISPOSED GAIN/LOSS
----       ---------      -----------                       -----------      ---------      ----------   ------------------------
B             58.00     SEAGRAM LTD COM                          3.48         1,881.23             .00             .00        .00
B             53.00     SEAGRAM LTD COM                          3.18         1,695.87             .00             .00        .00
B             65.00     SEAGRAM LTD COM                          3.90         1,746.71             .00             .00        .00
B             74.00     SEAGRAM LTD COM                          4.44         1,965.44             .00             .00        .00
B             40.00     SEAGRAM LTD COM                          2.40         1,044.90             .00             .00        .00
B             73.00     SEAGRAM LTD COM                          4.38         2,034.69             .00             .00        .00
B              7.00     SEAGRAM LTD COM                           .42           203.42             .00             .00        .00
B            731.00     SEAGRAM LTD COM                         43.86        20,877.36             .00             .00        .00
B             57.00     SEAGRAM LTD COM                          3.42         1,631.48             .00             .00        .00
B             49.00     SEAGRAM LTD COM                          2.94         1,607.69             .00             .00        .00
B             54.00     SEAGRAM LTD COM                          3.24         1,646.87             .00             .00        .00
B             50.00     SEAGRAM LTD COM                          3.00         1,674.88             .00             .00        .00
B             51.00     SEAGRAM LTD COM                          3.06         1,813.56             .00             .00        .00
S             45.00     SEAGRAM LTD COM                          2.76              .00        1,521.62        1,561.27      39.65
S            165.00     SEAGRAM LTD COM                         10.09              .00        5,527.72        5,724.64     196.92
S              8.00     SEAGRAM LTD COM                           .49              .00          270.01          277.56       7.55
B             58.00     SEAGRAM LTD COM                          3.48         1,979.11             .00             .00        .00
B             58.00     SEAGRAM LTD COM                          3.48         2,058.86             .00             .00        .00
S              6.00     SEAGRAM LTD COM                           .37              .00          207.01          208.46       1.45
B             58.00     SEAGRAM LTD COM                           .00         2,037.11             .00             .00        .00
B             48.00     SEAGRAM LTD COM                          2.88         1,757.88             .00             .00        .00
B             51.00     SEAGRAM LTD COM                          3.06         1,762.56             .00             .00        .00
S              7.00     SEAGRAM LTD COM                           .43              .00          253.32          243.02      10.30
S            131.00     SEAGRAM LTD COM                          8.02              .00        4,716.17        4,547.89     168.28
B             73.00     SEAGRAM LTD COM                          4.38         2,655.19             .00             .00        .00
B             46.00     SEAGRAM LTD COM                          2.30         1,735.93             .00             .00        .00
FC            60.73     WARBURG PINCUS EMERGING GROWTH FD         .00         2,293.83             .00             .00        .00
B             15.04     WARBURG PINCUS EMERGING GROWTH FD         .00           541.72             .00             .00        .00
S            120.92     WARBURG PINCUS EMERGING GROWTH FD         .00              .00        4,186.24        4,446.82     260.58-
B             15.48     WARBURG PINCUS EMERGING GROWTH FD         .00           550.31             .00             .00        .00
B             74.11     WARBURG PINCUS EMERGING GROWTH FD         .00         2,686.57             .00             .00        .00
B             75.75     WARBURG PINCUS EMERGING GROWTH FD         .00         2,727.25             .00             .00        .00
B             68.90     WARBURG PINCUS EMERGING GROWTH FD         .00         2,537.11             .00             .00        .00
B            126.65     WARBURG PINCUS EMERGING GROWTH FD         .00         4,952.10             .00             .00        .00
S              4.29     WARBURG PINCUS EMERGING GROWTH FD         .00              .00          169.00          158.33      10.67
B             72.41     WARBURG PINCUS EMERGING GROWTH FD         .00         2,844.39             .00             .00        .00
B             58.56     WARBURG PINCUS EMERGING GROWTH FD         .00         2,377.58             .00             .00        .00
B             63.39     WARBURG PINCUS EMERGING GROWTH FD         .00         2,582.23             .00             .00        .00
S             20.43     WARBURG PINCUS EMERGING GROWTH FD         .00              .00          843.17          756.27      86.90
B             62.68     WARBURG PINCUS EMERGING GROWTH FD         .00         2,598.70             .00             .00        .00
B             58.10     WARBURG PINCUS EMERGING GROWTH FD         .00         2,432.98             .00             .00        .00
B             53.94     WARBURG PINCUS EMERGING GROWTH FD         .00         2,300.68             .00             .00        .00
B             80.45     WARBURG PINCUS EMERGING GROWTH FD         .00         3,377.64             .00             .00        .00
B             59.00     WARBURG PINCUS EMERGING GROWTH FD         .00         2,529.05             .00             .00        .00
B             56.63     WARBURG PINCUS EMERGING GROWTH FD         .00         2,467.58             .00             .00        .00
B             52.82     WARBURG PINCUS EMERGING GROWTH FD         .00         2,187.43             .00             .00        .00
S             16.41     WARBURG PINCUS EMERGING GROWTH FD         .00              .00          687.26          616.94      70.32

                                                                              10
                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998



                                                                      5% VALUE:                      .01

TRAN         SHARES/        SECURITY                        TRANSACTION       COST OF        PROCEEDS         COST OF
CODE       PAR VALUE      DESCRIPTION                           EXPENSE      PURCHASES      FROM SALES   ASSETS DISPOSED  GAIN/LOSS
----       ---------      -----------                       -----------      ---------      ----------   ---------------  ---------

S              .19     WARBURG PINCUS EMERGING GROWTH FD           .00             .00            8.30            7.29         1.01
B            58.92     WARBURG PINCUS EMERGING GROWTH FD           .00        2,517.11             .00             .00          .00
B             3.32     WARBURG PINCUS EMERGING GROWTH FD           .00          139.60             .00             .00          .00
B            68.31     WARBURG PINCUS EMERGING GROWTH FD           .00        2,877.61             .00             .00          .00
B            63.40     WARBURG PINCUS EMERGING GROWTH FD           .00        2,621.80             .00             .00          .00
B            70.21     WARBURG PINCUS EMERGING GROWTH FD           .00        2,783.30             .00             .00          .00
B            70.75     WARBURG PINCUS EMERGING GROWTH FD           .00        2,806.80             .00             .00          .00
B            64.41     WARBURG PINCUS EMERGING GROWTH FD           .00        2,624.23             .00             .00          .00
B            71.74     WARBURG PINCUS EMERGING GROWTH FD           .00        2,795.04             .00             .00          .00
B            70.12     WARBURG PINCUS EMERGING GROWTH FD           .00        2,903.11             .00             .00          .00
B            76.05     WARBURG PINCUS EMERGING GROWTH FD           .00        3,186.52             .00             .00          .00
B            66.76     WARBURG PINCUS EMERGING GROWTH FD           .00        2,814.65             .00             .00          .00
B            66.56     WARBURG PINCUS EMERGING GROWTH FD           .00        2,792.95             .00             .00          .00
S             2.20     WARBURG PINCUS EMERGING GROWTH FD           .00             .00           92.78           84.15         8.63
B            62.12     WARBURG PINCUS EMERGING GROWTH FD           .00        2,614.06             .00             .00          .00
B            66.70     WARBURG PINCUS EMERGING GROWTH FD           .00        2,682.23             .00             .00          .00
S            67.39     WARBURG PINCUS EMERGING GROWTH FD           .00             .00        2,605.29        2,577.09        28.20
B           163.23     WARBURG PINCUS EMERGING GROWTH FD           .00        6,122.79             .00             .00          .00
B            61.59     WARBURG PINCUS EMERGING GROWTH FD           .00        2,305.51             .00             .00          .00
B            71.86     WARBURG PINCUS EMERGING GROWTH FD           .00        2,533.11             .00             .00          .00
B            81.94     WARBURG PINCUS EMERGING GROWTH FD           .00        2,637.83             .00             .00          .00
B           104.61     WARBURG PINCUS EMERGING GROWTH FD           .00        3,328.98             .00             .00          .00
B            92.88     WARBURG PINCUS EMERGING GROWTH FD           .00        3,040.11             .00             .00          .00
B            84.02     WARBURG PINCUS EMERGING GROWTH FD           .00        2,713.91             .00             .00          .00
B           102.52     WARBURG PINCUS EMERGING GROWTH FD           .00        3,098.34             .00             .00          .00
B            97.10     WARBURG PINCUS EMERGING GROWTH FD           .00        2,784.82             .00             .00          .00
S             6.33     WARBURG PINCUS EMERGING GROWTH FD           .00             .00          172.58          237.36        64.78-
B           111.58     WARBURG PINCUS EMERGING GROWTH FD           .00        3,109.76             .00             .00          .00
S            14.50     WARBURG PINCUS EMERGING GROWTH FD           .00             .00          441.07          540.77        99.70-
B           102.31     WARBURG PINCUS EMERGING GROWTH FD           .00        3,255.57             .00             .00          .00
B            88.21     WARBURG PINCUS EMERGING GROWTH FD           .00        2,874.03             .00             .00          .00
S            33.92     WARBURG PINCUS EMERGING GROWTH FD           .00             .00        1,143.08        1,258.91       115.83-
B            83.78     WARBURG PINCUS EMERGING GROWTH FD           .00        2,866.31             .00             .00          .00
B            83.14     WARBURG PINCUS EMERGING GROWTH FD           .00        2,932.50             .00             .00          .00

                                                                              11
                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998



                                                                      5% VALUE:                      .01

TRAN         SHARES/        SECURITY                         TRANSACTION       COST OF        PROCEEDS         COST OF
CODE       PAR VALUE      DESCRIPTION                            EXPENSE      PURCHASES      FROM SALES   ASSETS DISPOSED GAIN/LOSS
----       ---------      -----------                        -----------      ---------      ----------   --------------- ---------

B          33.74   WARBURG PINCUS EMERGING GROWTH FD                 .00      1,181.71           .00                 .00        .00

B         102.96   WARBURG PINCUS EMERGING GROWTH FD                 .00      3,629.41           .00                  .00       .00

B          96.64   WARBURG PINCUS EMERGING GROWTH FD                 .00      3,487.03           .00                  .00       .00

S          77.47   WARBURG PINCUS EMERGING GROWTH FD                 .00           .00      2,770.56             2,865.25     94.69-
B          95.55   WARBURG PINCUS EMERGING GROWTH FD                 .00      3,412.35           .00                  .00       .00
B          73.98   WARBURG PINCUS EMERGING GROWTH FD                 .00      2,672.98           .00                  .00       .00
B          91.39   WARBURG PINCUS EMERGING GROWTH FD                 .00      3,189.63           .00                  .00       .00
B         113.98   WARBURG PINCUS EMERGING GROWTH FD                 .00      4,200.34           .00                  .00       .00
B          67.03   WARBURG PINCUS EMERGING GROWTH FD                 .00      2,679.36           .00                  .00       .00
S       1,238.41   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,238.41             1,238.41       .00
                   LIQUIDITY FUND
S       1,420.46   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,420.46             1,420.46       .00
                   LIQUIDITY FUND
B         333.02   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00        333.02           .00                  .00       .00
                   LIQUIDITY FUND
S         326.85   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00        326.85               326.85       .00
                   LIQUIDITY FUND
B         461.48   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00        461.48           .00                  .00       .00
                   LIQUIDITY FUND
S         440.34   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00        440.34               440.34       .00
                   LIQUIDITY FUND
B       1,355.00   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      1,355.00           .00                  .00       .00
                   LIQUIDITY FUND
S       1,335.65   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,335.65             1,335.65       .00
                   LIQUIDITY FUND
B       1,488.32   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      1,488.32           .00                  .00       .00
                   LIQUIDITY FUND
S       1,484.89   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,484.89             1,484.89       .00
                   LIQUIDITY FUND
B       1,507.57   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      1,507.57           .00                  .00       .00
                   LIQUIDITY FUND
S       1,457.08   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,457.08             1,457.08       .00
                   LIQUIDITY FUND
B          10.36   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00         10.36           .00                  .00       .00
                   LIQUIDITY FUND
B       2,697.94   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      2,697.94           .00                  .00       .00
                   LIQUIDITY FUND
S       2,738.01   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      2,738.01             2,738.01       .00
                   LIQUIDITY FUND
B          67.71   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00         67.71           .00                  .00       .00
                   LIQUIDITY FUND
B       1,406.93   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      1,406.93           .00                  .00       .00
                   LIQUIDITY FUND
S       1,397.16   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,397.16             1,397.16       .00
                   LIQUIDITY FUND
B          11.93   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00         11.93           .00                  .00       .00
                   LIQUIDITY FUND
B       1,466.78   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      1,466.78           .00                  .00       .00
                   LIQUIDITY FUND
B       1,482.47   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      1,482.47           .00                  .00       .00
                   LIQUIDITY FUND
S       1,464.84   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,464.84             1,464.84       .00
                   LIQUIDITY FUND
S       1,439.06   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00           .00      1,439.06             1,439.06       .00
                   LIQUIDITY FUND
B         278.26   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00        278.26           .00                  .00       .00
                   LIQUIDITY FUND
B       1,542.04   TBC INC POOLED EMPLOYEE FUNDS DAILY               .00      1,542.04           .00                  .00       .00

                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998


                                                                     5% VALUE:                      .01

TRAN      SHARES/  SECURITY                              TRANSACTION        COST OF        PROCEEDS         COST OF
CODE    PAR VALUE  DESCRIPTION                               EXPENSE       PURCHASES      FROM SALES    ASSETS DISPOSED   GAIN/LOSS
----    ---------  -----------                            -----------      ---------      ----------    ---------------   ---------

S       1,523.81   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,523.81         1,523.81      .00
                   LIQUIDITY FUND
B       1,494.62   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,494.62             .00              .00      .00
                   LIQUIDITY FUND
S       1,459.10   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,459.10         1,459.10      .00
                   LIQUIDITY FUND
B       1,475.84   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,475.84             .00              .00      .00
                   LIQUIDITY FUND
B          11.68   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00           11.68             .00              .00      .00
                   LIQUIDITY FUND
S       1,462.40   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,462.40         1,462.40      .00
                   LIQUIDITY FUND
B       2,331.53   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        2,331.53             .00              .00      .00
                   LIQUIDITY FUND
S       1,674.64   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,674.64         1,674.64      .00
                   LIQUIDITY FUND
B         901.97   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00          901.97             .00              .00      .00
                   LIQUIDITY FUND
S       1,499.90   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,499.90         1,499.90      .00
                   LIQUIDITY FUND
B       1,383.27   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,383.27             .00              .00      .00
                   LIQUIDITY FUND
S       1,378.04   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,378.04         1,378.04      .00
                   LIQUIDITY FUND
B       1,937.96   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,937.96             .00              .00      .00
                   LIQUIDITY FUND
S       1,288.98   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,288.98         1,288.98      .00
                   LIQUIDITY FUND
S         621.01   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00          621.01           621.01      .00
                   LIQUIDITY FUND
B          18.56   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00           18.56             .00              .00      .00
                   LIQUIDITY FUND
B          13.73   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00           13.73             .00              .00      .00
                   LIQUIDITY FUND
B       1,478.90   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,478.90             .00              .00      .00
                   LIQUIDITY FUND
S       1,442.79   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,442.79         1,442.79      .00
                   LIQUIDITY FUND
B       1,553.45   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,553.45             .00              .00      .00
                   LIQUIDITY FUND
S         848.70   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00          848.70           848.70      .00
                   LIQUIDITY FUND
S       1,532.16   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,532.16         1,532.16      .00
                   LIQUIDITY FUND
B       1,456.26   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,456.26             .00              .00      .00
                   LIQUIDITY FUND
S         550.55   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00          550.55           550.55      .00
                   LIQUIDITY FUND
S       1,430.54   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,430.54         1,430.54      .00
                   LIQUIDITY FUND
B       1,506.53   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,506.53             .00              .00      .00
                   LIQUIDITY FUND
S       1,481.04   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00            .00         1,481.04         1,481.04      .00
                   LIQUIDITY FUND
B       1,511.37   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,511.37             .00              .00      .00
                   LIQUIDITY FUND
B          10.78   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00           10.78             .00              .00      .00
                   LIQUIDITY FUND
S       1,507.10   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,507.10         1,507.10      .00
                   LIQUIDITY FUND
B       1,799.67   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,799.67             .00              .00      .00
                   LIQUIDITY FUND
S       1,760.34   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00             .00        1,760.34         1,760.34      .00
                   LIQUIDITY FUND
B         348.94   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00          348.94             .00              .00      .00
                   LIQUIDITY FUND
B       1,429.97   TBC INC POOLED EMPLOYEE FUNDS DAILY             .00        1,429.97             .00              .00      .00

                                                                              13
                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998


                                                                     5% VALUE:                      .01

TRAN      SHARES/  SECURITY                              TRANSACTION        COST OF        PROCEEDS         COST OF
CODE    PAR VALUE  DESCRIPTION                               EXPENSE       PURCHASES      FROM SALES    ASSETS DISPOSED   GAIN/LOSS
----    ---------  -----------                            -----------      ---------      ----------    ---------------   ---------

S       1,383.15   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00          1,383.15      1,383.15             .00
                   LIQUIDITY FUND
B       1,647.52   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,647.52               .00           .00             .00
                   LIQUIDITY FUND
S       1,617.40   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,617.40      1,617.40            .00
                   LIQUIDITY FUND
B         284.82   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00        284.82                .00           .00            .00
                   LIQUIDITY FUND
B       1,849.89   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,849.89                .00           .00            .00
                   LIQUIDITY FUND
B           7.67   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00          7.67                .00           .00            .00
                   LIQUIDITY FUND
S       1,823.14   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,823.14      1,823.14            .00
                   LIQUIDITY FUND
B       1,984.44   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,984.44                .00           .00            .00
                   LIQUIDITY FUND
S       1,973.88   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,973.88      1,973.88            .00
                   LIQUIDITY FUND
B       1,634.05   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,634.05                .00           .00            .00
                   LIQUIDITY FUND
S       1,624.90   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,624.90      1,624.90            .00
                   LIQUIDITY FUND
B           3.33   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00          3.33                .00           .00            .00
                   LIQUIDITY FUND
B       1,400.51   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,400.51                .00           .00            .00
                   LIQUIDITY FUND
S       1,366.29   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,366.29      1,366.29            .00
                   LIQUIDITY FUND
S         281.73   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00             281.73        281.73            .00
                   LIQUIDITY FUND
B       1,612.42   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,612.42                .00           .00            .00
                   LIQUIDITY FUND
S       1,598.52   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,598.52      1,598.52            .00
                   LIQUIDITY FUND
B          11.72   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00         11.72                .00           .00            .00
                   LIQUIDITY FUND
B       2,972.77   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      2,972.77                .00           .00            .00
                   LIQUIDITY FUND
S       2,956.04   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           2,956.04      2,956.04            .00
                   LIQUIDITY FUND
S           3.09   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00               3.09          3.09            .00
                   LIQUIDITY FUND
B          28.64   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00         28.64                .00           .00            .00
                   LIQUIDITY FUND
B       1,660.11   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,660.11                .00           .00            .00
                   LIQUIDITY FUND
S       1,640.88   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,640.88      1,640.88            .00
                   LIQUIDITY FUND
B       1,944.43   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,944.43                .00           .00            .00
                   LIQUIDITY FUND
S       1,921.36   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,921.36      1,921.36            .00
                   LIQUIDITY FUND
B       1,601.37   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,601.37                .00           .00            .00
                   LIQUIDITY FUND
S       1,562.88   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,562.88      1,562.88            .00
                   LIQUIDITY FUND
B       1,697.02   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,697.02                .00           .00            .00
                   LIQUIDITY FUND
S       1,257.07   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,257.07      1,257.07            .00
                   LIQUIDITY FUND
B       1,900.38   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,900.38                .00           .00            .00
                   LIQUIDITY FUND
S       1,536.20   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,536.20      1,536.20            .00
                   LIQUIDITY FUND
S       1,881.23   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00           .00           1,881.23      1,881.23            .00
                   LIQUIDITY FUND
B       1,719.68   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      1,719.68                .00           .00            .00
                   LIQUIDITY FUND

                                                                              14
                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998


                                                                     5% VALUE:                      .01

TRAN      SHARES/  SECURITY                              TRANSACTION        COST OF        PROCEEDS         COST OF
CODE    PAR VALUE  DESCRIPTION                               EXPENSE       PURCHASES      FROM SALES    ASSETS DISPOSED   GAIN/LOSS
----    ---------  -----------                            -----------      ---------      ----------    ---------------   ---------

S       1,695.87   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          1,695.87       1,695.87         .00
                   LIQUIDITY FUND
B       2,231.17   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       2,231.17               .00           .00          .00
                   LIQUIDITY FUND
B       1,756.94   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       1,756.94               .00           .00          .00
                   LIQUIDITY FUND
B       1,979.41   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       1,979.41               .00           .00          .00
                   LIQUIDITY FUND
S         684.06   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00            684.06        684.06          .00
                   LIQUIDITY FUND
B          94.95   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00          94.95               .00           .00          .00
                   LIQUIDITY FUND
B      20,063.94   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00      20,063.94               .00           .00          .00
                   LIQUIDITY FUND
S         388.68   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00            388.68        388.68          .00
                   LIQUIDITY FUND
S         203.42   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00            203.42        203.42          .00
                   LIQUIDITY FUND
S      22,508.84   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00         22,508.84     22,508.84          .00
                   LIQUIDITY FUND
B       1,618.79   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       1,618.79               .00           .00          .00
                   LIQUIDITY FUND
S       2,231.17   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          2,231.17      2,231.17          .00
                   LIQUIDITY FUND
S       1,607.69   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          1,607.69      1,607.69          .00
                   LIQUIDITY FUND
B       1,658.59   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       1,658.59               .00           .00          .00
                   LIQUIDITY FUND
B       1,745.88   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       1,745.88               .00           .00          .00
                   LIQUIDITY FUND
S       3,321.75   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          3,321.75      3,321.75          .00
                   LIQUIDITY FUND
B       1,840.44   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       1,840.44               .00           .00          .00
                   LIQUIDITY FUND
S       1,489.53   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          1,489.53      1,489.53          .00
                   LIQUIDITY FUND
S       1,117.99   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          1,117.99      1,117.99          .00
                   LIQUIDITY FUND
B         863.46   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00         863.46               .00           .00          .00
                   LIQUIDITY FUND
B       2,086.56   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       2,086.56               .00           .00          .00
                   LIQUIDITY FUND
S       2,058.86   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          2,058.86      2,058.86          .00
                   LIQUIDITY FUND
B       2,038.56   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       2,038.56               .00           .00          .00
                   LIQUIDITY FUND
S         188.10   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00            188.10        188.10          .00
                   LIQUIDITY FUND
B       1,787.26   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       1,787.26               .00           .00          .00
                   LIQUIDITY FUND
B       2,404.21   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       2,404.21               .00           .00          .00
                   LIQUIDITY FUND
S         238.10   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00            238.10        238.10          .00
                   LIQUIDITY FUND
S       4,681.88   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          4,681.88      4,681.88          .00
                   LIQUIDITY FUND
B       4,138.70   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00       4,138.70               .00           .00          .00
                   LIQUIDITY FUND
S       2,655.19   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          2,655.19      2,655.19          .00
                   LIQUIDITY FUND
S       1,830.10   TBC INC POOLED EMPLOYEE FUNDS DAILY           .00            .00          1,830.10      1,830.10          .00
                   LIQUIDITY FUND
FC        585.95   CERTUS STABLE VALUE SER 'I' FD                .00         585.95               .00           .00          .00
B         154.87   CERTUS STABLE VALUE SER 'I' FD                .00         154.87               .00           .00          .00
B         175.48   CERTUS STABLE VALUE SER 'I' FD                .00         175.48               .00           .00          .00

                                                                              15
                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998

                                                                                    5% VALUE:                    .01

TRAN      SHARES/     SECURITY                              TRANSACTION        COST OF        PROCEEDS         COST OF
CODE    PAR VALUE     DESCRIPTION                             EXPENSE       PURCHASES      FROM SALES    ASSETS DISPOSED   GAIN/LOSS
----    ---------     -----------                          -----------      ---------      ----------    ---------------   ---------

B            584.66   CERTUS STABLE VALUE SER 'I' FD              .00         584.66              .00           .00          .00
B            709.42   CERTUS STABLE VALUE SER 'I' FD              .00         709.42              .00           .00          .00
B            371.29   CERTUS STABLE VALUE SER 'I' FD              .00         371.29              .00           .00          .00
B            125.25   CERTUS STABLE VALUE SER 'I' FD              .00         125.25              .00           .00          .00
B          1,091.22   CERTUS STABLE VALUE SER 'I' FD              .00       1,091.22              .00           .00          .00
B             30.37   CERTUS STABLE VALUE SER 'I' FD              .00          30.37              .00           .00          .00
B            693.38   CERTUS STABLE VALUE SER 'I' FD              .00         693.38              .00           .00          .00
B            119.81   CERTUS STABLE VALUE SER 'I' FD              .00         119.81              .00           .00          .00
B            635.94   CERTUS STABLE VALUE SER 'I' FD              .00         635.94              .00           .00          .00
B            621.77   CERTUS STABLE VALUE SER 'I' FD              .00         621.77              .00           .00          .00
S            580.45   CERTUS STABLE VALUE SER 'I' FD              .00            .00           580.45        580.45          .00
B          3,348.17   CERTUS STABLE VALUE SER 'I' FD              .00       3,348.17              .00           .00          .00
B            661.11   CERTUS STABLE VALUE SER 'I' FD              .00         661.11              .00           .00          .00
B            714.33   CERTUS STABLE VALUE SER 'I' FD              .00         714.33              .00           .00          .00
B            164.76   CERTUS STABLE VALUE SER 'I' FD              .00         164.76              .00           .00          .00
B            627.34   CERTUS STABLE VALUE SER 'I' FD              .00         627.34              .00           .00          .00
B            790.13   CERTUS STABLE VALUE SER 'I' FD              .00         790.13              .00           .00          .00
B            604.42   CERTUS STABLE VALUE SER 'I' FD              .00         604.42              .00           .00          .00
B            549.45   CERTUS STABLE VALUE SER 'I' FD              .00         549.45              .00           .00          .00
B         12,887.19   CERTUS STABLE VALUE SER 'I' FD              .00      12,887.19              .00           .00          .00
B            792.23   CERTUS STABLE VALUE SER 'I' FD              .00         792.23              .00           .00          .00
S            213.78   CERTUS STABLE VALUE SER 'I' FD              .00            .00           213.78        213.78          .00
B            194.92   CERTUS STABLE VALUE SER 'I' FD              .00         194.92              .00           .00          .00
S          1,561.23   CERTUS STABLE VALUE SER 'I' FD              .00            .00         1,561.23      1,561.23          .00
B            941.69   CERTUS STABLE VALUE SER 'I' FD              .00         941.69              .00           .00          .00
S             62.30   CERTUS STABLE VALUE SER 'I' FD              .00            .00            62.30         62.30          .00
B            938.21   CERTUS STABLE VALUE SER 'I' FD              .00         938.21              .00           .00          .00
B            858.81   CERTUS STABLE VALUE SER 'I' FD              .00         858.81              .00           .00          .00
B            971.66   CERTUS STABLE VALUE SER 'I' FD              .00         971.66              .00           .00          .00
B            244.77   CERTUS STABLE VALUE SER 'I' FD              .00         244.77              .00           .00          .00
B            926.27   CERTUS STABLE VALUE SER 'I' FD              .00         926.27              .00           .00          .00
B            887.58   CERTUS STABLE VALUE SER 'I' FD              .00         887.58              .00           .00          .00
S          1,523.35   CERTUS STABLE VALUE SER 'I' FD              .00            .00         1,523.35      1,523.35          .00
B            940.02   CERTUS STABLE VALUE SER 'I' FD              .00         940.02              .00           .00          .00

                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998


                                                                    5% VALUE:                      .01

TRAN          SHARES/      SECURITY                        TRANSACTION      COST OF        PROCEEDS         COST OF
CODE          PAR VALUE    DESCRIPTION                     EXPENSE          PURCHASES      FROM SALES    ASSETS DISPOSED   GAIN/LOSS
----         ---------     -----------                     -----------      ---------      ----------    ---------------   ---------
B             1,001.74    CERTUS STABLE VALUE SER 'I' FD          .00       1,001.74              .00             .00       .00
B               256.13    CERTUS STABLE VALUE SER 'I' FD          .00         256.13              .00             .00       .00
B             1,037.36    CERTUS STABLE VALUE SER 'I' FD          .00       1,037.36              .00             .00       .00
B               983.98    CERTUS STABLE VALUE SER 'I' FD          .00         983.98              .00             .00       .00
S               248.68    CERTUS STABLE VALUE SER 'I' FD          .00            .00           248.68          248.68       .00
B               940.70    CERTUS STABLE VALUE SER 'I' FD          .00         940.70              .00             .00       .00
B               919.11    CERTUS STABLE VALUE SER 'I' FD          .00         919.11              .00             .00       .00
B               279.18    CERTUS STABLE VALUE SER 'I' FD          .00         279.18              .00             .00       .00
B             2,061.67    CERTUS STABLE VALUE SER 'I' FD          .00       2,061.67              .00             .00       .00
B                63.53    CERTUS STABLE VALUE SER 'I' FD          .00          63.53              .00             .00       .00
B             1,160.41    CERTUS STABLE VALUE SER 'I' FD          .00       1,160.41              .00             .00       .00
B               235.33    CERTUS STABLE VALUE SER 'I' FD          .00         235.33              .00             .00       .00
B               298.15    CERTUS STABLE VALUE SER 'I' FD          .00         298.15              .00             .00       .00
B               918.06    CERTUS STABLE VALUE SER 'I' FD          .00         918.06              .00             .00       .00
B             1,138.20    CERTUS STABLE VALUE SER 'I' FD          .00       1,138.20              .00             .00       .00
B               828.75    CERTUS STABLE VALUE SER 'I' FD          .00         828.75              .00             .00       .00
B               695.11    CERTUS STABLE VALUE SER 'I' FD          .00         695.11              .00             .00       .00
B               298.36    CERTUS STABLE VALUE SER 'I' FD          .00         298.36              .00             .00       .00
B               937.10    CERTUS STABLE VALUE SER 'I' FD          .00         937.10              .00             .00       .00
B               897.03    CERTUS STABLE VALUE SER 'I' FD          .00         897.03              .00             .00       .00
S            16,079.45    CERTUS STABLE VALUE SER 'I' FD          .00            .00        16,079.45       16,079.45       .00
B               907.55    CERTUS STABLE VALUE SER 'I' FD          .00         907.55              .00             .00       .00
B             1,020.80    CERTUS STABLE VALUE SER 'I' FD          .00       1,020.80              .00             .00       .00
B               811.43    CERTUS STABLE VALUE SER 'I' FD          .00         811.43              .00             .00       .00
B               282.70    CERTUS STABLE VALUE SER 'I' FD          .00         282.70              .00             .00       .00
B               863.86    CERTUS STABLE VALUE SER 'I' FD          .00         863.86              .00             .00       .00
B               938.49    CERTUS STABLE VALUE SER 'I' FD          .00         938.49              .00             .00       .00
B               916.73    CERTUS STABLE VALUE SER 'I' FD          .00         916.73              .00             .00       .00
B             1,135.51    CERTUS STABLE VALUE SER 'I' FD          .00       1,135.51              .00             .00       .00
B               269.84    CERTUS STABLE VALUE SER 'I' FD          .00         269.84              .00             .00       .00
S               210.87    CERTUS STABLE VALUE SER 'I' FD          .00            .00           210.87          210.87       .00

                                                                              17
                 SINGLE TRANSACTIONS IN EXCESS OF FIVE PERCENT
                    OF THE CURRENT VALUE OF THE PLAN ASSETS
            FOR THE PERIOD 01 JANUARY 1998 THROUGH 31 DECEMBER 1998




                                                                 5% VALUE:                      .01

TRAN      SHARES/     SECURITY                          TRANSACTION         COST OF        PROCEEDS         COST OF
CODE    PAR VALUE     DESCRIPTION                           EXPENSE         PURCHASES      FROM SALES    ASSETS DISPOSED   GAIN/LOSS
----    ---------     -----------                        -----------        ---------      ----------    ---------------   ---------
B         1,000.24   CERTUS STABLE VALUE SER 'I' FD           .00            1,000.24         .00                .00        .00
B           811.45   CERTUS STABLE VALUE SER 'I' FD           .00              811.45         .00                .00        .00
B         1,115.51   CERTUS STABLE VALUE SER 'I' FD           .00            1,115.51         .00                .00        .00
S           243.54   CERTUS STABLE VALUE SER 'I' FD           .00                 .00      243.54             243.54        .00
B         1,606.61   CERTUS STABLE VALUE SER 'I' FD           .00            1,606.61         .00                .00        .00
B           933.94   CERTUS STABLE VALUE SER 'I' FD           .00              933.94         .00                .00        .00
B           281.92   CERTUS STABLE VALUE SER 'I' FD           .00              281.92         .00                .00        .00



                                                                                   5% VALUE:                      .01

TRAN          SHARES/      SECURITY                                        COST OF        PROCEEDS       COST OF
CODE          PAR VALUE    DESCRIPTION                                    PURCHASES      FROM SALES    ASSETS DISPOSED     GAIN/LOSS
----          ---------    -----------                                    ---------      ----------    ---------------     ---------

69            4,091.42    DREYFUS A BONDS PLUS INC
                                                                          58,331.58              .00              .00            .00
 6              155.51    DREYFUS A BONDS PLUS INC
                                                                                .00         2,278.85         2,266.86          11.99
66           57,971.48    DREYFUS CASH MGMT PLUS INSTL SH                 57,971.48              .00              .00            .00
16           19,511.34    DREYFUS CASH MGMT PLUS INSTL SH                       .00        19,511.34        19,511.34            .00
75           16,936.92    DREYFUS/LAUREL FDS INC S&P 500                 387,624.54              .00              .00            .00
                          STK INDEX FD TR SHS
17            1,090.87    DREYFUS/LAUREL FDS INC S&P 500                        .00        22,522.65        22,216.26       3,306.39
                          STK INDEX FD TR SHS
59            5,546.91    DREYFUS/LAUREL DISC STK FD R                   177,681.48              .00              .00            .00

21              588.37    DREYFUS/LAUREL DISC STK FD R                          .00        19,965.95        18,997.49         968.46
61            3,367.00    SEAGRAM LTD COM                                113,958.68              .00              .00            .00
16              444.00    SEAGRAM LTD COM                                       .00        15,599.92        15,559.60          40.32
53            3,938.05    WARBURG PINCUS EMERGING GROWTH                 146,202.54              .00              .00            .00
                          FD
11              364.05    WARBURG PINCUS EMERGING GROWTH                        .00        13,119.33        13,549.18         429.85
                          FD
65          105,044.47    TBC INC POOLED EMPLOYEE FUNDS                  105,044.47              .00              .00            .00
                          DAILY LIQUIDITY FUND
59          107,532.84    TBC INC POOLED EMPLOYEE FUNDS                         .00       107,532.84       107,532.84            .00
                          DAILY LIQUIDITY FUND
66           61,788.95    CERTUS STABLE VALUE SER 'I' FD                  61,788.95              .00              .00            .00

 9           20,723.65    CERTUS STABLE VALUE SER 'I' FD                        .00        20,723.65        20,723.65            .00

The Seagram Company Ltd.

The Retirement Savings and Investment Plan for Union Employees of Tropicana Products, Inc. and Affiliates

       We hereby consent to the incorporation by reference in Registration Statement No. 333-19059 on Form S-8 of our Report dated July 9, 1999 which appears in your Annual Report on Form 11-K of the Retirement Savings and Investment Plan for Union Employees of Tropicana Products, Inc. and Affiliates for the fiscal year ended December 31, 1998.


/s/ Gutierrez & Co.
Flushing, New York
July 12, 1999